UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 16, 2012

STRATEGIC DIAGNOSTICS INC.
(Exact name of registrant specified in its charter)

Delaware	000-22400	56-1581761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Pencader Drive Newark, Delaware	19702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(302) 456-6789

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are filing this Amendment No. 1 to our Current Report on Form 8-K (this “Amendment”) to amend our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2012.  The sole purpose of this Amendment is to refile the Form 8-K to include the conformed signature on the Form 8-K, which was inadvertently omitted.  No changes have been made in this Amendment to modify or update the other disclosures presented in the Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As disclosed by the Company in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 1, 2012, Strategic Diagnostics, Inc., a Delaware corporation (the “Company”) and Romer Labs Technology, Inc. a Delaware corporation (the “Purchaser”), entered into an Asset Purchase Agreement (as amended, the “Purchase Agreement”).

On October 16, 2012, pursuant to the terms of the Purchase Agreement, the Company completed the sale of all of the Company’s right, title, and interest in certain of the assets, equipment, inventory and intellectual property (the “Purchased Assets”) related exclusively to the Company’s business units comprised of the development, manufacturing and sale of diagnostics kits for the detection of various food pathogens and genetically modified organisms.  At the closing, $600,000 of the $13,500,000 purchase price for the Purchased Assets was placed in escrow pending the satisfaction of certain post-closing conditions and the remaining $12,900,000 was paid to the Company in cash.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1.

Item 9.01.	Financial Statements and Exhibits.

(b)          Pro forma financial information.

The following pro forma financial information of the Company, giving effect to the sale transaction described in Item 2.01 above, is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 9.01(b); unaudited pro forma consolidated balance sheet as of June 30, 2012; and unaudited pro forma consolidated statements of operations for the fiscal years ended December 31, 2011, 2010, and 2009 and for the six-months ended June 30, 2012 and 2011.

(d)          Exhibits.

Exhibit Number	Description of Exhibit

2.1	Asset Purchase Agreement, dated as of September 28, 2012 between Strategic Diagnostics, Inc. and Romer Labs Technology, Inc.*
*Schedules are omitted. The registrant hereby undertakes to furnish the Commission supplementally upon request a copy of omitted Schedules to the Asset Purchase Agreement.
99.1
Unaudited pro forma consolidated balance sheet as of June 30, 2012; and unaudited pro forma consolidated statements of operations for the fiscal years ended December 31, 2011, 2010, and 2009 and for the six-months ended June 30, 2012 and 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC DIAGNOSTICS INC.

Date:	October 22, 2012	By:	/s/ Francis M. DiNuzzo
		Name:	Francis M. DiNuzzo
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1
Asset Purchase Agreement, dated as of September 28, 2012 between Strategic Diagnostics, Inc. and Romer Labs Technology, Inc.*
*Schedules are omitted. The registrant hereby undertakes to furnish the Commission supplementally upon request a copy of omitted Schedules to the Asset Purchase Agreement.

99.1
Unaudited pro forma consolidated balance sheet as of June 30, 2012 and unaudited pro forma consolidated statements of operations for the fiscal years ended December 31, 2011, 2010, and 2009 and for the six-month periods ended June 30, 2012 and 2011.